SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2007

Wells Real Estate Fund XIII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-49633	58-2438244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01.	Disposition of Assets

Disposition of 7500 Setzler Parkway

On January 31, 2007, Fund XIII and Fund XIV Associates (“Fund XIII-XIV Associates”) sold an office and warehouse building containing approximately 120,000 rentable square feet and located in Brooklyn Park, Minnesota (“7500 Setzler Parkway”) to AMB Institutional Alliance Fund III, L.P., an unaffiliated third party, for a gross sales price of $8,950,000, excluding closing costs. Fund XIII-XIV Associates is a joint venture partnership between Wells Real Estate Fund XIII, L.P. (the “Registrant”) and Wells Real Estate Fund XIV, L.P.

The Registrant holds an equity interest of approximately 47.3% in Fund XIII-XIV Associates, and Fund XIII-XIV Associates owns 100% of the 7500 Setzler Parkway. As a result of the sale, the Registrant received net sale proceeds of approximately $4.1 million and was allocated a gain of approximately $1.0 million, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2006	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2006	F-3

Pro Forma Statement of Operations for the year ended December 31, 2005	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P.
(Registrant)

By:	WELLS CAPITAL, INC.
General Partner

	By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: February 5, 2007

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WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the January 31, 2007 sale of 7500 Setzler Parkway by Fund XIII and Fund XIV Associates (“Fund XIII-XIV Associates”), a joint venture partnership between the Registrant and Wells Real Estate Fund XIV, L.P. as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2006. The Registrant holds an equity interest of approximately 47.3% in Fund XIII-XIV Associates, which owned 100% of 7500 Setzler Parkway.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the sale of 7500 Setzler Parkway as if the disposition had occurred on January 1, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of the AmeriCredit Building and the John Wiley Building (collectively, “Prior Dispositions”) and 7500 Setzler Parkway as if the dispositions occurred on January 1, 2005. Wells Fund XIII-REIT Joint Venture Partnership (“Fund XIII-REIT Associates”) sold the Prior Dispositions on April 13, 2005. The Registrant holds an equity interest of approximately 28.11% in Fund XIII-REIT Associates, a joint venture partnership between the Registrant and Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Dispositions and 7500 Setzler Parkway had been consummated as of January 1, 2005. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2005.

WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$20,646,319	$(3,138,182)	(b)	$17,508,137
Cash and cash equivalents	89,885	4,127,857	(c)	4,217,742
Due from joint ventures	419,348	0		419,348
Other assets	186	0		186

Total assets	$21,155,738	$989,675		$22,145,413

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$30,997	$0		$30,997
Due to affiliates	6,620	0		6,620
Partnership distributions payable	403,246	0		403,246

Total liabilities	440,863	0		440,863

Partners’ capital:
Limited partners:
Cash Preferred – 3,223,631 units outstanding	20,714,875	281,416		20,996,291
Tax Preferred – 548,417 units outstanding	0	708,259	(d)	708,259
General partners	0	0		0

Total partners’ capital	20,714,875	989,675		21,704,550

Total liabilities and partners’ capital	$21,155,738	$989,675		$22,145,413

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the Registrant’s pro rata share of the basis in 7500 Setzler Parkway as of September 30, 2006.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund XIII-XIV Associates as a result of the sale of 7500 Setzler Parkway.
(d)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 7500 Setzler Parkway. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$703,081	$(98,551	)(b)	$604,530

EXPENSES:
Partnership administration	88,382	0		88,382
Legal and accounting	23,864	0		23,864

Total expenses	112,246	0		112,246

INTEREST AND OTHER INCOME	2,815	0		2,815

NET INCOME	$593,650	$(98,551)		$495,099

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$1,535,383	$(196,650)		$1,338,733

TAX PREFERRED	$(941,733)	$98,099		$(843,634)

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.48	$(0.06)		$0.42

TAX PREFERRED	$(1.70)	$0.18		$(1.52)

LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	3,217,480			3,217,480

TAX PREFERRED	554,569			554,569

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)

Reflects the reduction of equity in income of Fund XIII-XIV Associates earned by the Registrant related to 7500 Setzler Parkway for the nine months ended September 30, 2006. The pro forma adjustment primarily results from rental revenues less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 7500 Setzler Parkway if the transaction had occurred on January 1, 2005.

See accompanying notes.

WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		7500 Setzler Parkway		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$3,023,505	$(750,513	)(b)	$(130,070	)(d)	$677,004
		(1,465,918	)(c)

EXPENSES:
Partnership administration	128,376	0		0		128,376
Legal and accounting	35,578	0		0		35,578

Total expenses	163,954	0		0		163,954

INTEREST AND OTHER INCOME	168,511	0		0		168,511

NET INCOME	$3,028,062	$(2,216,431)		$(130,070)		$681,561

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$2,295,882	$(186,306)		$(252,509)		$1,857,067

TAX PREFERRED	$732,180	$(2,030,125)		$122,439		$(1,175,506)

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.73	$(0.06)		$(0.08)		$0.59

TAX PREFERRED	$1.18	$(3.26)		$0.19		$(1.89)

LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	3,149,523					3,149,523

TAX PREFERRED	622,525					622,525

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)

Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund XIII-REIT Associates earned by the Registrant related to the AmeriCredit Building. The pro forma adjustment primarily results from gain on sale and rental revenues less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the AmeriCredit Building if the transaction had occurred on January 1, 2005.

(c)

Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund XIII-REIT Associates earned by the Registrant related to the John Wiley Building. The pro forma adjustment primarily results from rental revenues less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the John Wiley Building if the transaction had occurred on January 1, 2005.

(d)

Reflects the reduction of equity in income of Fund XIII-XIV Associates earned by the Registrant related to 7500 Setzler Parkway for the year ended December 31, 2005. The pro forma adjustment primarily results from rental revenues less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 7500 Setzler Parkway if the transaction had occurred on January 1, 2005.

See accompanying notes.

F-4